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                                 EXHIBIT 10.I.2


               FORM OF RESOLUTIONS FOR BENEFIT PLAN NAMES CHANGES


                 FURTHER RESOLVED, that the officers of the Corporation, or any one or more of them, are authorized to change (a) the name of the GFC Financial Corporation Retirement Income Plan to "The FINOVA Group Inc. Pension Plan," (b) the name of the GFC Financial Corporation Flexible Compensation Plan to "The FINOVA Group Inc. Flexible Compensation Plan," (c) the name of the GFC Financial Corporation Supplemental Executive Retirement Plan to "The FINOVA Group Inc. Supplemental Executive Retirement Plan," (d) the name of the GFC Financial Corporation Severance Pay Plan to "The FINOVA Group Inc. Severance Pay Plan," (e) the name of the GFC Financial Corporation Tuition Reimbursement Plan to "The FINOVA Group Inc. Tuition Reimbursement Plan," (f) the name of the GFC Financial Corporation Wrap-Around Employee Benefit Plan to "The FINOVA Group Inc. Wrap-Around Employee Benefit Plan," and (g) the GFC Financial Corporation Capital Accumulation Plan to "The FINOVA Group Inc. Savings Plan" rather than to "The FINOVA Group Inc. Capital Accumulation Plan," as appropriate and at such time or times as any such officer deems such change to be advisable.